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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                                 March 30, 1999
                                 --------------

     The parties to this agreement are MedSource Technologies, Inc. a Delaware corporation (the "Company"), and each of the other individuals or entities executing a signature page to this agreement (collectively, the "Stockholders").

     Simultaneously with the execution and delivery of this agreement, the Stockholders are acquiring shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and/or shares of the Company's series A preferred stock, par value $.01 per share ("Series A Preferred Stock"), which is convertible into shares of the Company's Common Stock. All of the shares of Common Stock that any Stockholder may now own or may acquire by conversion of his, her or its shares of Series A Preferred Stock, as applicable, are the only shares of capital stock of the Company entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are collectively referred to herein as the "Shares."

     Subject to the terms and conditions set forth in that certain stockholders agreement dated this date between the parties (the "Stockholders Agreement"), the Company desires to provide to the Stockholders certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

     It is therefore agreed as follows:

     1.    Piggyback Registration.
           ----------------------

     1.1   Right to Include Registrable Securities.
           ---------------------------------------

     (a) Subject to section 1.1(b), if the Company at any time proposes to register any of its securities under the Securities Act (as defined below) by registration on Forms SB-2, S-1, S-2, S-3 (but not Forms S-4 or S-8) or any successor or similar form(s) (except registrations of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination, (ii) debt securities that are not convertible into Common Stock, or (iii) the Company's initial public offering), whether or not for sale for its own account, it shall, each such time, give written notice to the Holders (as defined below) of its intention to do so and of the Holders' rights under this section 1 at least 20 days prior to the filing of a registration statement with respect to such registration with the Commission (as defined below). Upon the written request of any Holder made within 10 days after the receipt of that notice, which request shall specify the Registrable Securities (as defined below) intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Holder.

     (b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay

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registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined below) in connection therewith), without prejudice; and
(ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

     (c) The Company shall pay all Registration Expenses (as defined below) in connection with registration of Registrable Securities requested pursuant to this section 1.

     (d) As used in this agreement (i) "Registrable Securities" means the Registrable Shares and any other securities issuable by way of a dividend, distribution, recapitalization, exchange, merger, consolidation, reorganization or other transaction, (ii) "Registrable Shares" includes the Shares held by the Stockholders, and their permitted transferees under the Stockholders Agreement; provided that any such Share shall cease to be a Registrable Share when (A) it shall have been sold or otherwise disposed of pursuant to an effective registration statement or as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, (B) it may be disposed of as permitted by, and in compliance with, subsection (k) of such Rule 144 (or successor provision) or (C) it shall have ceased to be outstanding,
(iii) "Holder" means the Stockholders and their permitted transferees under the Stockholders Agreement, and (iv) "Securities Act" shall mean the Securities Act of 1933, or any subsequent similar federal statute, and the rules and regulations of the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (the "Commission").

     (e) As used in this agreement, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of sections 1, 2 and 3 including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall
                       --------  -------
exclude, and the Holders shall pay, underwriters fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered as well as any fees and expenses of counsel or other advisors to the Holders of the Registrable Securities.

     1.2 Priority in Piggyback Registrations. Anything in section 1.1 to the
         -----------------------------------
contrary notwithstanding, if the managing underwriter or underwriters of any underwritten offering shall inform the Company in writing of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering:

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          (i)   first, all securities proposed by the Company to be sold for its own account;

          (ii) then, Registrable Securities to be sold by the holders of Common Stock that constitute "Registrable Securities" that were (A) converted or exchanged from shares of the Company's preferred stock ranking senior to the Series A Preferred Stock, (B) held by the Company's institutional lenders or investors (which shall not include William J. Kidd, Richard J. Effress or any other party to this agreement) or (C) were received upon exercise of warrants held by holders of any preferred stock or warrants issued to the Company's institutional lenders or investors;

          (iii) then, Registrable Securities to be sold by the Holders and all other shares of Common Stock outstanding on the date hereof or subsequently acquired by the holders thereof or that constitute "Registrable Securities" under and as defined in registration rights agreements containing piggyback registration rights intended to be the same priority as those provided in this section 1.2 to be sold by the holders thereof (the "Other Holders") in proportion to the respective numbers of their Registrable Securities that are proposed to be sold in such offering by the Holders and the Other Holders, as the case may be; and

          (iv) finally, other securities to be sold by other holders of securities in proportion to the respective numbers of securities proposed to be sold in such offering by such holders.

     2.   Registration Procedures. In connection with the registration of any
          -----------------------
Registrable Securities under the Securities Act as provided in section 1, the Company shall as expeditiously as possible:

          (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective (subject to clause (ii) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, that such period need not exceed 90 days; and provided, further, that any period of discontinuance period pursuant to the last paragraph of this section 2 shall not be counted toward such 90 days;

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          (iii) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

          (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
     (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

          (vi) furnish to the Holders' underwriters, if any, (x) an opinion of counsel for the Company, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

          (vii) notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an

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     amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to the Holders;

          (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

          (x) pay the reasonable fees and expenses of one counsel on behalf of the Holders whose Registrable Securities are included in the registration statement, with such counsel selected by a majority-in-interest (according to the number of shares of Common Stock each such Holder is directly or indirectly registering for sale in such registration statement) of such Holders.

     The Company may require the Holders to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing.

     Upon receipt of any notice from the Company of the happening of an event of the kind described in item (vii) of this section 2, the Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by item (vii) and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies, then in the Holders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     3.   Underwritten Offerings.
          ----------------------

     3.1  Piggyback Underwritten Offerings. If the Company proposes to register
          --------------------------------
any of its securities under the Securities Act as contemplated by section 1 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to section 1 (including, without limitation, the provisions of section 1.2 hereof), if requested by the Holders, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holders with and among the securities of the Company to be distributed by such underwriters. The Holders shall become a party to the underwriting agreement negotiated between the Company. Except as specifically contemplated herein, the Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties and agreements regarding each such Holder, each such Holder's Registrable Securities and each such Holder's intended method of distribution or as may be required by law or customarily given by selling shareholders in an underwritten public offering.

     3.2  Holdback Agreements.
          -------------------

     (a) If the Company at any time shall register shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not sell pursuant to an effective registration statement, publicly make any short sale of, publicly grant any option for the purchase of, or otherwise publicly dispose of any Shares (other than those Shares included in such registration pursuant to section 1) without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall not begin more than thirty (30) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days after the effective date of such registration statement in the case of the Company's initial public offering, or ninety (90) days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this Section 3.2.

     (b) During the 15-day period prior to the effective date of any registration statement of Registrable Securities pursuant to an underwritten public offering and during the 90-day period beginning on that effective date, the Company shall not (except as part of such registration) effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan).

     3.3  Preparation; Reasonable Investigation. In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this agreement, the Company shall give the Holders, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     4.   Indemnification.
          ---------------

     4.1  Indemnification by the Company. In the event of any registration
          ------------------------------
statement filed pursuant to section 1, the Company shall, and hereby does, indemnify and hold harmless each of the Holders and each of their directors, officers, partners, agents, attorneys, representatives and affiliates and each other individual, group, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature ("Person") who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any Holder or any such underwriter within the meaning of the Securities Act (each of the foregoing, a "Holder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or other violation of the Securities Act or other laws in connection with such registration or disposition other than directly resulting from voluntary actions by the Stockholder (other than in accordance with Company advice, request or instruction), and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to a Holder or an underwriter in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or such underwriter, as the case may be, expressly for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

     4.2 Indemnification by the Holders. If any Registrable Securities are
         ------------------------------
included in any registration statement, each Holder shall, and hereby does, indemnify and hold harmless the Company, and each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement contained in, or omission from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the indemnity provided for in this section 4.2 exceed the gross proceeds from the offering received by the Holder.

     4.3 Notice of Claims, Etc. Promptly after receipt by an indemnified party
         ---------------------
of notice of the commencement of any action or proceeding involving a claim referred to in sections 4.1 or 4.2, such indemnified party will, if a claim in respect thereof is to be made against

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an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     4.4 Contribution. If indemnification shall for any reason be held by a
         ------------
court to be unavailable to an indemnified party under section 4.1 or section 4.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under section 4.1 or section 4.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by item (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld. In no event shall the indemnity provided for in this section 4.4 exceed the gross proceeds from the offering received by such Holder.

     4.5 Other Indemnification. Indemnification and contribution similar to that
         ---------------------
specified in the preceding provisions of this section 4 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

     5.  Rule 144. With a view to making available the benefits of certain rules
         --------
and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for its Common Stock, the Company shall:

     (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder ("Exchange Act"), at any time prior to the Company's being otherwise required to file such reports;

     (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) deliver a written statement as to whether it has complied with such requirements of this section, to the Holders upon any Holder's request.

     6.  Modification by Majority of Equivalent Holders. The holders of a
         ----------------------------------------------
majority in interest of the Equivalent Security Holders may amend any provision of this agreement. For this purpose:


         (i) "Equivalent Security Holders" means the Stockholders and all other persons who acquired shares of either Series A Preferred Stock or Common Stock in connection with the sale of a business or asset to the Company or any of its subsidiaries at the closing of the transaction pursuant to which the shares of Series A Preferred Stock were issued to the Stockholders and who is a party to a registration rights agreement with the Company pursuant to which such person has substantially similar rights as the Stockholders have under this agreement; and

         (ii) a "majority in interest" shall mean Equivalent Security Holders holding a majority of the shares of Common Stock held by all Equivalent Security Holders (including shares issuable upon conversion of shares of Series A Preferred Stock); for the avoidance of doubt, each Stockholder party to this agreement shall be entitled to a number of votes for purposes of this section 6 equal to the sum of (A) the number of shares of Common Stock, if any, the Stockholder holds at the time of the vote and (B) the number of shares of Common Stock into which the shares of Series A Preferred Stock, if any, the Stockholder holds at the time of the vote are convertible.

     7.  Miscellaneous.
         --------------

     (a) Notices. All notices, instructions and other communications in
         -------
connection with this agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Holders as set forth on the signature page to this agreement (or at such other address as the Company or the Holders may specify in a notice to the Company):

   If to the Company:

                     MedSource Technologies, Inc.
                     c/o Kidd & Company LLC
                     Three Pickwick Plaza
                     Greenwich, CT 06830
                     Attention: Richard J. Effress

   With a copy to:   Edward R. Mandell
                     Parker Chapin Flattau & Klimpl, LLP
                     1211 Avenue of the Americas
                     New York, New York 10036-8735

   If to a Stockholder:

                     To the address set forth on the signature page below.

     (b) No Waiver. No course of dealing and no delay on the part of any party
         ---------
hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

     (c) Binding Effect; Assignability. This agreement shall be binding upon
         -----------------------------
and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns, including any successors pursuant to any transfer contemplated in section 1(a) of the stockholders agreement dated this date between the Company and the parties to this agreement. This agreement shall not be assignable except as otherwise provided herein.

     (d) Severability. Any provision of this agreement that is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

     (e) Modification. No term or provision of this agreement may be amended,
         ------------
altered, modified, rescinded or terminated except upon the express written consent of the party against whom the same is sought to be enforced.

     (f) Legal Fees. If any action at law or in equity is necessary to enforce
         ----------
the terms of this agreement, the prevailing party shall be entitled to receive from the other party or parties to such action all reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     (g) Law Governing. This agreement shall be governed by and construed in
         -------------
accordance with the law of the state of Delaware applicable to agreements made and to be performed entirely in Delaware.

     (h) Headings. All headings and captions in this agreement are for purposes
         --------
of reference only and shall not be construed to limit or affect the substance of this agreement.

     (i) Entire Agreement. This agreement contains, and is intended as, a
         ----------------
complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

                                           MEDSOURCE TECHNOLOGIES, INC.


                                           By: /s/ RICHARD J. EFFRESS
                                               ---------------------------------
                                               Name: Richard J. Effress
                                               Title: Chairman

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                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page

                                     PORTLYN CORPORATION

                                     By: /s/ DAVID E. PORTER
                                         ---------------------------------------
                                         Name: David E. Porter
                                         Title: President


                         Address:    RFD 1, Route 25, Box 451
                                     Moultonboro, New Hampshire 03254
                                     Fax No.: (603) 476-5019
                                     Attention: David E. Porter

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                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page


               Name of Stockholder:           KELCO INDUSTRIES, INC.



                                              By: /s/ PAUL D. KELLY
                                                  ------------------------------
                                                   Name: Paul D. Kelly
                                                   Title: President

               Address of Stockholder:        6420 Zane Avenue N.
                                              Minneapolis, Minnesota 55429
                                              Attention: President
                                              Telecopier No.: (612) 535-2049

                                              With a copy to:

                                              Messerli & Kramer
                                              1800 Fifth Street Towers
                                              150 South Fifth Street
                                              Minneapolis, Minnesota 55402
                                              Attention: Jerome J. Simons, Jr.
                                              Telecopier No.: (612) 672-3777

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                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page


                               /s/ WILLIAM J. KIDD
                               -----------------------------------
                               William J. Kidd
                               Address:
                               51 Clapboard Ridge Road
                               Greenwich, Connecticut 06830
                               Telecopier: (203) 625-2632




                               /s/ CARLA G. KIDD
                               -----------------------------------
                               Carla G. Kidd
                               Address:
                               51 Clapboard Ridge Road
                               Greenwich, Connecticut 06830
                               Telecopier: (203) 625-2632




                               /s/ EDWARD R. MANDELL
                               ----------------------------
                               Edward R. Mandell, as Trustee under
                                  the Catherine M. Kidd Trust
                               Address:
                               c/o Kidd & Company, LLC
                               Three Pickwick Plaza
                               Greenwich, Connecticut 06830
                               Telecopier: (203) 661-1839

                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page


                                  /s/ EDWARD R. MANDELL
                                  ----------------------------
                                  Edward R. Mandell, as Trustee under
                                     the Cara E. Kidd Trust
                                  Address:
                                  c/o Kidd & Company, LLC
                                  Three Pickwick Plaza
                                  Greenwich, Connecticut 06830
                                  Telecopier: (203) 661-1839




                                  /s/ EDWARD R. MANDELL
                                  ----------------------------
                                  Edward R. Mandell, as Trustee under
                                     the Thomas C. Kidd Trust
                                  Address:
                                  c/o Kidd & Company, LLC
                                  Three Pickwick Plaza
                                  Greenwich, Connecticut 06830
                                  Telecopier: (203) 661-1839




                                  /s/ CLARICE E. WEBB
                                  ----------------------------
                                  Clarice E. Webb
                                  Address:
                                  217 Bridge Street
                                  Stamford, Connecticut 06905
                                  Telecopier:

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                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page



                             /s/ JOHN P. NEAFSEY
                             -----------------------------------
                             John P. Neafsey
                             Address:
                             13 Valley Road
                             Wilson Pt.
                             South Norwich, Connecticut 06854
                             Telecopier: (203) 831-8455




                             /s/ RICHARD J. EFFRESS
                             -----------------------------------
                             Richard J. Effress
                             Address:
                             c/o Kidd & Company, LLC
                             Three Pickwick Plaza
                             Greenwich, Connecticut 06830
                             Telecopier: (203) 661-1839




                             /s/ ANDREW D. LIPMAN
                             ----------------------------
                             Andrew D. Lipman
                             Address:
                             c/o Kidd & Company, LLC
                             Three Pickwick Plaza
                             Greenwich, Connecticut 06830
                             Telecopier: (203) 661-1839

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                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page


                                   /s/ ADAM D. LEHRHOFF
                                   ----------------------------
                                   Adam D. Lehrhoff
                                   Address:
                                   c/o Kidd & Company, LLC
                                   Three Pickwick Plaza
                                   Greenwich, Connecticut 06830
                                   Telecopier: (203) 661-1839




                                   /s/ JOHN C. HERTIG
                                   -----------------------------------
                                   John C. Hertig
                                   Address:
                                   124 Lamberts Lane
                                   Cohasset, Massachusetts 02025
                                   Telecopier: (781) 682-0308




                                   /s/ WILLIAM ALTIERI
                                   ----------------------------
                                   William Altieri
                                   Address:
                                   c/o Thayer Advisory Group
                                   115 Broad Street
                                   Boston, Massachusetts 02110
                                   Telecopier: (617) 350-5595

                                                 MedSource Technologies, Inc.
                                                 Registration Rights Agreement
                                                    Stockholder Signature Page
                                                 -----------------------------



Name of Stockholder:                    THE MICROSPRING CO., INC.

                                        By: /s/ (Illegible)
                                            ----------------------------------
                                            Name:
                                            Title:


Address of Stockholder:                 77 Accord Park
                                        Norwell, Massachusetts 02061
                                        Attention: Robert F. Coughlin
                                        Telecopier No.: (781) 871-6657

                                        With a copy to:

                                        Palmer & Dodge LLP
                                        One Beacon Street
                                        Boston, Massachusetts 02108
                                        Attention: Michael Lytton
                                        Telecopier No.: (617) 227-4420

                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page
                                                   -----------------------------


Name of Stockholder:                    KELCO INDUSTRIES, INC.

                                        By: /s/ (Illegible)
                                            ----------------------------------
                                            Name:
                                            Title: President


Address of Stockholder:                 6420 Zane Avenue N.
                                        Minneapolis, Minnesota 55429
                                        Attention: President
                                        Telecopier No.: (612) 535-2049

                                        With a copy to:

                                        Messerli & Kramer
                                        1800 Fifth Street Towers
                                        150 South Fifth Street
                                        Minneapolis, Minnesota 55402
                                        Attention: Jerome J. Simons, Jr.
                                        Telecopier No.: (612) 672-3777

                                                    MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page
                                                   -----------------------------


Names of Stockholders:             LAURENCE S. DEROSE TRUST

                                   By: /s/ Laurence S. Derose
                                       -----------------------------------------
                                       Laurence S. Derose, Special Trustee

                                   BMD IRREVOCABLE TRUST OF 1998

                                   By: /s/ Barbara M. Derose
                                       -----------------------------------------
                                       Barbara M. Derose, Trustee


                                   JEFFREY L. DEROSE IRREVOCABLE TRUST

                                   By: /s/ Jeffrey L. Derose
                                       -----------------------------------------
                                       Jeffrey L. Derose, Trustee


                                   KEVIN L. DEROSE IRREVOCABLE TRUST

                                   By: /s/ Kevin L. Derose
                                       -----------------------------------------
                                       Kevin L. Derose, Trustee


Address of all Stockholders:       2099 Allen Street
                                   Springfield, MA 01118

                                   With a copy to:

                                   Shatz, Schwartz and Fentin, P.C.
                                   1441 Main Street, Suite 1100
                                   Springfield, MA 01103
                                   Attention: Steven J. Schwartz, Esq.
                                   Telecopier No. (413) 736-0375

                                                   MedSource Technologies, Inc.
                                                   Registration Rights Agreement
                                                      Stockholder Signature Page
                                                   -----------------------------


Name of Stockholder:               W.N. RUSHWOOD, INC. d/b/a
                                   Hayden Precision Industries

                                   By: /s/ (Illegible)
                                       -----------------------------------------
                                       Name:  (Illegible)
                                       Title: President


Address of Stockholder:            Hayden Precision Industries
                                   3902 California Road
                                   Orchard Park, New York 14127
                                   Attention William H. Heywood
                                   Telecopier No.: (716) 662-5772

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                                                    MedSource Technologies, Inc.
                                                          Stockholders Agreement
                                                      Stockholder Signature Page
                                                    ----------------------------


Name of Stockholder:                    /s/ Peter J. Neidecker
                                        -----------------------------
                                        Peter J. Neidecker


Address of Stockholder:                 3101 East Orchard Road
                                        Greenwood Village, CO 80121
                                        Fax No.: 303-741-5589

                                                    MedSource Technologies, Inc.
                                                          Stockholders Agreement
                                                      Stockholder Signature Page
                                                    ----------------------------


Name of Stockholder:                    Peter J. Neidecker Limited Partnership

                                        By: /s/ Peter J. Neidecker
                                            -----------------------------------
                                            Name:  Peter J. Neidecker
                                            Title: General Partner


Address of Stockholder:                 3101 East Orchard Road
                                        Greenwood Village, CO 80121
                                        Fax No.: 303-741-5589

                                                    MedSource Technologies, Inc.
                                                          Stockholders Agreement
                                                     Stockholders Signature Page
                                                     ---------------------------


Name of Stockholder:                        Peter C. Neidecker Irrevocable Trust

                                            By: /s/ Peter J. Neidecker
                                                ------------------------
                                                Name: Peter J. Neidecker
                                                Title: Trustee


Address of Stockholder:                     3101 East Orchard Road
                                            Greenwood Village, CO 80121
                                            Fax No.: 303-741-5589

                                                    MedSource Technologies, Inc.
                                                          Stockholders Agreement
                                                      Stockholder Signature Page
                                                      --------------------------


Name of Stockholder:                                Sally N. Morris

                                                    /s/ Sally N. Morris
                                                    -------------------


Address of Stockholder:                             26391 Clearview Drive
                                                    Golden, CO 80401
                                                    Fax No.: 303-526-7208

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                                                    MedSource Technologies, Inc.
                                                          Stockholders Agreement
                                                      Stockholder Signature Page
                                                      --------------------------


Name of Stockholder:                          Sylvia N. Coors

                                              /s/ Sylvia N. Coors
                                              --------------------


Address of Stockholder:                       109 Lookout Mountain Circle S.N.C.
                                              Golden, CO 80401
                                              Fax No.: 303-526-2169